                                                                     Exhibit 4.1

     COMMON STOCK                                             COMMON STOCK
        NUMBER                                                   SHARES
  AL

                         (ALNYLAM PHARMACEUTICALS LOGO)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE FOR
THIS CERTIFICATE IS TRANSFERABLE IN                       CERTAIN DEFINITIONS
   CANTON, MA, JERSEY CITY, NJ
     AND NEW YORK, NY                                      CUSIP 02043Q 10 7

      THIS CERTIFIES THAT

       IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        PAR VALUE OF $.0001 PER SHARE, OF

                          ALNYLAM PHARMACEUTICALS, INC.

                              CERTIFICATE OF STOCK

(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate by acceptance hereof assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

/s/ Barry Greene     (ALNYLAM PHARMACEUTICALS, INC. SEAL)    /s/ John Maraganore
TREASURER                      2003 DELAWARE                 PRESIDENT

Countersigned and Registered:
EQUISERVE TRUST COMPANY, N.A.
By /s/ Illegible Signature
Transfer Agent
and Registrar

Authorized Signature

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                          ALYNLAM PHARMACEUTICALS, INC.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -- as tenants in common
          TEN ENT -- as tenants by the entireties
          JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- __________________ Custodian __________________
                           (Cust)                       (Minor)
                     under Uniform Gifts to Minors
                     Act ___________________________________
                                      (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                         Shares of the capital stock represented
----------------------------------------
by this Certificate, and does hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated
      ------------------------------

                      X
                      ----------------------------------------------------------
                      X
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                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                      CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.